Exhibit 26(a)

AXA Group Organization Charts June 1st, 2011 redefining standards

AXA Group Simplified Organization charts as of June 1st, 2011

Please fine hereafter the AXA Group simplified organization charts on the main companies in the Group updated as of June 1st, 2011 unless otherwise indicated (non exhaustive list).

For the purpose of clarity, the shareholding structure of certain companies may have been simplified.

redefining standards

Contents

Assistance (page 4) Hungary (page 29) Assistance—Europe-Middle East- Africa (page 5) India (page 30) Assistance—America-Asia (page 6) Indonesia (page 31) AXA Corporate Solutions Assurance (page 7) Ireland (page 32) AXA Group Solutions (page 8) Italy (page 33) AXA Investment Managers—France-Switzerland-UK-Qatar (page 9) Japan (page 34) AXA Investment Managers—Europe (other countries) (page 10) Latin America (page 35) AXA Investment Managers—America-Asia (page 11) Luxembourg (page 36)

AXA Investment Managers—Private Equity (page 12) Malaysia—The Philippines (page 37) AXA Mediterranean Region (page 13) Middle East (page 38) AXA Millésimes (page 14) Morocco (page 39) AXA Real Estate Investment Managers (page 15) Poland (page 40) AXA Technology Services (page 16) Portugal (page 41) Belgium (page 17) Romania—(page 42) Canada (page 18) Singapore—Taiwan (page 43) China—Hong Kong (page 19) Slovakia (page 44) Czech Republic (page 20) South Korea (page 45) France—Financial companies (page 21) Spain (page 46) France—Holding companies (page 22) Sub-Saharian Africa (page 47) France—Insurance companies (page 23) Switzerland (page 48) France—Reinsurance companies (global lines) (page 24) Thailand (page 49) France-Europe-US—Reinsurance companies (page 25) Turkey (page 50) Germany—AXA Konzern AG (page 26) Ukraine (page 51) Germany – WinCom Versicherungs-Holding AG (page 27) UK—AXA UK (page 52) Germany—ART Insurance companies (page 28) USA—AXA Financial (page 53)

Assitance as of June 1st, 2011

AXA

100%

AXA Assistance SA

100% 100% 59% 100% 100%

AXA Assistance AXA Assistance Maroc Inter Partner Assistance SA (1)

France Assurances SA AXA Assistance France SA(Morocco)(Belgium) AXA Travel Holding

100%

AXA Assistance AXA Assistance Aero 100%

Participations Medical Services

Branches:(Ireland)

—Athens (Greece)

—Lisbon (Portugal)

100% 100% 50%—London (UK) AXA Assistance Europe 100%

—Munich (Germany) Services Ltd

80% Truck Emergency 98%—Paris (France)

ADHAP Assistance Medical Care Domiserve Les Cours—Roma (Italy)

Performances International Holdings Limited Legendre—Prague (Czech Republic) AXA Assistance Travel 100%

(UK) (a)—Dublin (Ireland) Ltd

—Warshaw (Poland)

—Barcelona (Spain)

60%

Family 34% AXA Assistance Travel 100%

Pluridis Europe Ltd

100% 100% 100% Sphère

50%

50% AXA Travel Insurance

Ltd. (Ireland)

TAI Transport EMC Algeria Domiserve +

Assistance Ltd AXA Assistance Europe

Services Ltd (UK branch

(London))

(a) Branches in France and Yemen.

(1) See also charts pages 5 and 6.

Assistance - Europe-Middle East-Africa

as of June 1st, 2011


AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services (Belgium)
100%
Auto Club Assistance ACA (Belgium)
51%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
AXA Assistance Claims Center Ltd (London) (UK)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
100%
AXA Assistance Services (Greece)
100%
Inter Partner Assistenza Servizi Spa (Italy)
80%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services (Morocco)
100%
100%
Inter Partner Assistance Services BV (Netherlands)
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal
100%
Inter Partner Asistencia Servicios Espana SA (Spain)
100%
G MAS R Asistencia (Spain)
100%
Iuris Gestion SA (Spain)
100%
Hogar Soluciones 2012 SA (Spain)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
100%
AXA Assistance UK (UK)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance Medical Services Ltd (Ireland)

Assistance – America-Asia

as of June 1st, 2011


AXA
Inter Partner Assistance
(Belgium)
Interassistença Serviços s/c Ltda (Brazil)
100%
Plantao Medica s/c Ltda (Brazil)
100%
AXA Assistance Argentine SA (Argentina)
100%
Inter Partner Assistance s/c Ltda (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Colombia (Venezuela Branch) (a)
AXA Asistencia Colombia (Ecuador Branch)
AXA Asistencia Colombia SA (Colombia)
66.30%
AXA Asistencia Chile SA (Chile)
100%
AXA Assistance Mexico Sucursal Panama SA (Panama Branch)
100%
AXA Assistance Panama (Panama)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance Florida Inc
100%
AXA Assistance USA Holding Inc (Delaware)
100%
HAA Preferred Partners
100%
AXA Assistance Australia Pty Ltd (Australia)
100%
Inter Partner Assistance Australia Ltd
90%
AXA Assistance Japan Ltd (Japan)
10%
Inter Partner Assistance Japan Ltd (Japan)
100%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
100%
AXA Assistance Beijing Ltd (China)
100%
IPA Taiwan Ltd (Hong Kong)
IPA Taiwan Ltd (Taiwan Branch)
100%
AXA Assistance Pte Ltd (Singapore)
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
100%
AXA Assistance Pte Ltd (India)

(a) In run off.

AXA Corporate Solutions Assurance as of June 1st, 2011

AXA

AXA France Assurance

98.75%

AXA Corporate Solutions Assurance

(France)

100% 100% 100%

AXA Corporate Solutions AXA Corporate Solutions

AXA Matrix Risk Consultants Services Uk Ltd Marine Services Ltd

S.A. (a)(UK)(Hong Kong)

100%

Matrix

(USA)

AXA Corporate AXA Corporate AXA Corporate AXA Corporate AXA Corporate AXA Corporate AXA Corporate AXA Corporate

Solutions Assurance Solutions Assurance Solutions Assurance Solutions Assurance Solutions Assurance Solutions Assurance Solutions Assurance Solutions Assurance

Australian branch German branch Hong Kong branch Italian branch Singapore branch Spanish branch Switzerland branch UK branch

(a) New corporate name as of June 11, 2010 (formerly AXA Corporate Solutions Services).

AXA Group Solutions as of June 1st, 2011

AXA

100%

GIE AXA

Group Solutions AXA Group Solutions

(France)(France)

AXA Group Solutions

Soluções Informaticás

AEIE

(Portugal) 61% 39% 50% (a)

AXA Group Solutions

Private Limited Webinsurance Partners

(Spain)

(India)

AXA Group Solutions AXA Group Solutions AXA Group Solutions AXA Group Solutions

German branch Portuguese branch Swiss branch UK branch

(a) 50% are held by AXA MedLa IT & Local Support Services S.A.U.

AXA Investment Managers – France-Switzerland-UK-Qatar as of June 1st, 2011

AXA

AXA Mutuals

AXA France IARD insurance and AXA Konzern AG AXA Mediterranean Holding SA reinsurance companies(Germany)(Spain)

4.43%

13.84% 73.77% 5.20%

2.31%

AXA Investment Managers

100% 100% 100% 100% 100% 99.8% 100% 100% 100% 100%

AXA AXA AXA AXA Asset AXA AXA AXA AXA Investment AXA AXA

Framlington Investment Investment Management Investment DEFENSE Investment Managers Investment Investment

Group Ltd Managers Managers Ltd Managers GS Managers IF Managers LLC Managers

Ireland Ltd Limited Ltd Paris Schweiz AG

(UK)(Ireland)(UK)(UK)(UK)(France)(France)(France)(Qatar)(Switzerland)

100% 100% 100% 33.3% 66.7%

AXA AXA Newgate One AXA AXA

Framlington Framlington Ltd Investment Investment

Investment Administration Managers UK Managers GS

Trust Services Services Ltd Holdings Madrid

Ltd (a)(a)(UK)(UK)(Spain)

(UK)(UK)

100% AXA Framlington Overseas IM Ltd (a)

(UK)

100% 100% 25%

Newgate Two AXA IM UK AXA 100% AXA Framlington Unit Management Ltd (a)

Ltd (b) Nominees Ltd Investment(UK)

Managers UK

Limited

(a) In run off.(UK)(UK)(UK)

(b) Dormant since 2003. 100% AXA Framlington Investment Management Ltd

(UK)

75%

AXA Investment Managers – Europe (other countries)

as of June 1st, 2011

AXA

AXA Investment Managers

(France)

99.9% 92.5% (a) 99.9% 99.9%

AXA Investment AXA Investment AXA Funds

AXA IM Benelux Managers Managers Italia SIM Management S.A.

Deutschland GmbH S.p.A.

(Belgium)(Germany)(Italy)(Luxembourg)

AXA Investment AXA Investment AXA Investment

Managers Deutschland Managers Deutschland Managers Deutschland

GmbH GmbH GmbH

French branch Spanish branch Italian branch

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA Investment Managers - America-Asia

as of June 1st, 2011



AXA
100%
National Mutual International Pty Limited
(Australia)
AXA Investment Managers
(France)
39%
AXA SPDB Investments Managers Company Ltd (a)
(China)
66%
AXA Investment Managers Japan Ltd (b)
(Japan)
100%
AXA Investment Managers Holding US Inc
(USA)
100%
AXA Alternative Advisors
(USA)
100%
AXA Investment Managers Asia Limited
(Hong-Kong)
55%
45%
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
50%
KYOBO AXA Investment Managers Co. Ltd. (d)
(Korea)
100%
AXA IM Rose Inc.
(USA)
74.99%
74.99%
BHARTI AXA Investment Managers Private Limited (c)
(India)
BHARTI AXA Trustee Services Private Limited (c)
(India)
34%
19.6%
75%
100%
AXA Rosenberg Group LLC (e)
(USA)
AXA IM Inc
(USA)
80.4%
AXA Rosenberg Asia Pacific Holding LLC
(USA)
100%
AXA Rosenberg Investment Management Ltd
(UK)
100%
AXA Rosenberg Management Ireland Ltd
(Ireland)
100%
AXA Rosenberg Investment Management LLC
(USA)
100%
BARR Rosenberg Research Center LLC
(USA)
100%
AXA Rosenberg Global Services LLC
(USA)
100%
AXA Rosenberg Canada Co. (f)
(Canada)
100%
100%
Seal Nominees Hong Kong Ltd
(Hong Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd
(Singapore)
AXA Rosenberg Asia Pacific Australian Branch

(a) 61% of the company are held by SPDB & Co.
(b) New corporate name as of June 1st, 2011 (formerly AXA Rosenberg Investment Management Ltd).
(c) 25.01% of the company are held by Bharti. See also India chart page 30.
(d) 50% of the company are held by Kyobo Life.
(e) 25% of the company are held by B Member (non voting).
(f) In run off.

AXA Investment Managers - Private Equity

as of June 1st, 2011



AXA
AXA Investment Managers
98.46%
AXA Investment Managers Private Equity SA (France)
100%
AXA Private Equity Eastern Europe GmbH (Austria)
99.99%
AXA Investment Managers Private Equity Europe SA (France)
100%
AXA Private Equity Germany GmbH (Germany)
100%
AXA Private Equity Italy S.r.l. (Italy)
100%
AXA Private Equity Asia Pte, Ltd (Singapore)
100%
AXA Private Equity Switzerland AG (Switzerland)
100%
AXA Private Equity UK, Ltd (UK)
100%
AXA Private Equity (US), LLC (USA)

AXA Mediterranean Region

as of June 1st, 2011

AXA

100%

AXA Mediterraenan Holding, S.A.U

(Spain)

99.94% 99.94% 99.94% 99.9% (d) 99.89% 50% 50%

AXA Assurance AXA Assurance AXA Développement AXA Brasil Serviçios AXA Insurance AXA MPS VITA, AXA MPS

Algérie Dommage Algérie Vie Algérie de Consultoria de A.E. S.p.A. (b) Assicurazioni

Negocios, LTDA Danni S.p.A. (b)

(Algeria)(Algeria)(Algeria)(Brazil)(Greece)(Italy)(Italy)

99.94% 100% 18% 100% 100% 50%

AXA Seguros, Seguro Directo AXA Cooperative AXA Usluge, A.D. AXA Life AXA Holding A.S.

S.A. de capital Gere, Companhia Insurance Beograd Insurance A.D.O.(c)

variable de Seguros S.A. Company (e)

(Mexico) (a)(Portugal)(Saudi Arabia)(Serbia)(Serbia)(Turkey)

(a) See also Mexico chart page 35.

(b) See also Italy chart page 33.

(c) See also Turkey chart page 50.

(d) 0.1% held by AXA MEDLA IT & Local Support Services, S.A. (Spain).

(e) See also Middle East chart page 38.

# AXA Millésimes

as of June 1st, 2011


AXA
AXA Mutuals
42.34% (a)
57.66% (b)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
100%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval SA (Portugal)
100%
Quintoval SA (Portugal)
100%
Disznoko Tokaï ZRT (Hungary)
100%
SARL Tour Pibran
49%
Domaine de l'Arlot SCE
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%

(a) Directly and indirectly.
(b) Directly.

AXA Real Estate Investment Managers

as of June 1st, 2011



AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA REIM SGR S.p.A. (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica - Exploraçao de Imoveis, SA (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers UK Limited (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA Real Estate Investment Managers Belgium (Belgium)
100%
AXA Real Estate Investment Managers US LLC (USA)
100%
Colisée Gérance (France)

AXA Technology Services
as of June 1st, 2011



AXA
100% (a)
Oudinot Participations
(France)
AXA America Holdings, Inc.
(USA)
GIE AXA Technology Services France
(France)
GIE AXA Technology Services Belgium
(Belgium)
AXA Technology Services SAS
(France)
100%
AXA Technology Services Australia PLC
(Australia)
100%
AXA Technology Services Germany GmbH
(Germany)
100%
AXA Technology Services South East Asia
(Hong Kong)
100%
AXA Technology Services India Pvt Ltd
(India)
100%
AXA Technology Services Japan
(Japan)
100%
AXA Technology Services Switzerland
(Switzerland)
100%
AXA Technology Services UK PLC
(UK)
100%
AXA Technology Services Mexico SA de CV
(Mexico)
100%
AXA Technology Services
(Singapore)
AXA Technology Services Mediterranean Region - AEIE
(Italian branch)
AXA Technology Services Mediterranean Region - AEIE
(Portuguese branch)
AXA Technology Services Mediterranean Region - AEIE
(Spanish branch)
AXA Technology Services SAS
(Moroccan branch)
AXA Technology Services America Inc.
(USA)

(a) Directly and indirectly.

Belgium

as of June 1st, 2011

AXA

100%

AXA Holdings Belgium

3.09%

96.91% 11.55% 100% 99.87% (a) 100% 100% 100%

AXA Belgium 88.45% SERVIS SERVIS-Life Touring L’Ardenne AXA Bank AXA Private

Assurances Prévoyante Europe Management

99.98% 100%

99.93%

AXA Bank Europe

ISCC SCF

Les Assurés(France)

Réunis

AXA Bank Europe AXA Bank Europe AXA Bank Europe AXA Bank Europe

(Swiss branch)(Hungarian branch)(Czech branch)(Slovakian branch)

(a) Les Assurés Réunis holds 0.13% of the paid-up capital.

Canada

as of June 1st, 2011

AXA

100%

Banque Nationale du Canada

AXA Canada Inc.

10%

100% 100% 90%

InnovAssur, assurances

3848311 Canada inc. AXA Assurances inc. générales inc.

100%

100% 100% 100% 100% 100% 100% 100% 100% 100%

AXA Services AXA Pacific Anthony 4132653

2623-6158 AXA General SecuriGroupe AXA Assurances

4377320 Canada inc. Insurance Financiers AXA Insurance Insurance Canada

Québec inc. Insurance) inc. agricoles inc.

(Canada) Assurances inc. Company Incorporated inc.

China - Hong Kong

as of June 1st, 2011



AXA
100%
51%
Detura Limited
(British Virgin Island)
AXA China
(France)
AXA
Versicherungen
AG
(Switzerland)
China Minmetals
Corporation
51%
27.03%
72.97%
51%
49%
49%
100%
100%
100%
AXA Group
Regional Business
Management
(Shanghai) Co., Ltd
(China)
49%
AXA (Guangzhou)
Software Development
& Services Company
Ltd
(China)
100%
AXA China Region
Limited
(Bermuda)
AXA-Minmetals
Assurance
Company
Limited
(China)
AXA Life
Insurance
Company
Limited
(Hong Kong)
AXA General
Insurance
Hong Kong
Ltd
(Hong Kong)
AXA General
Insurance
China Ltd
(Hong Kong)
51%
100%
100%
100%
Integrity Partnership
Limited
(Cayman Island)
AXA Wealth
Management (HK)
Limited
(Hong Kong)
AXA Financial
Services Holdings
Limited
(Bermuda)
AXA China Region
Insurance Company
(Bermuda) Limited
(Bermuda)
Winterthur
Insurance (Asia)
Ltd
(Shanghai Branch)
100%
100%
100%
16.67%
100%
100%
100%
100%
100%
Swiss Privilege
Limited
(Hong Kong)
AXA (Hong Kong)
Life Insurance
Company Limited
(Hong Kong)
Network Financial
Services Limited
(Hong Kong)
AXA China Region
Investment
Services Limited
(Hong Kong)
ipac financial
planning Hong
Kong Limited
(Hong Kong)
AXA China Region
Insurance Company
Limited
(Hong Kong)
AXA Partners
Limited
(Hong Kong)
AXA China Region
(Bermuda) Limited
(Bermuda)
100%
16.67%
16.66%
20%
20%
Datrix Limited
(Hong Kong)
16.67%
AXA Financial
Services Trustees
Limited
(Hong Kong)
16.66%
16.67%
20%
20%
AXA Chine Region
Trustees Limited
(Hong Kong)
20%

# Czech Republic
as of June 1st, 2011



AXA
AXA Holdings Belgium
(Belgium)
Société Beaujon
(France)
AXA Bank Europe
(Belgium)
100%
100%
100%
99.98%
100%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní fond a.s.
AXA Bank Europe
100%
100%
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
Dormant Services s.r.o
EF CZ, s.r.o.
EDC CZ, s.r.o. v likvidaci

France – Financial companies

as of June 1st, 2011

AXA

AXA France Assurance

100%

AXA France Vie 52.46% COMPAGNIE FINANCIERE DE PARIS

47.54% AXA Banque

65% 100% 100%

BNP AXA Banque CFPCC

Personal 35% Sofinad

Finance Financement(USA)

France – holding companies

as of June 1st, 2011

MUTUELLES AXA

AXA

99.98% 100% 51% (a) 99.99% 99.78% 100% 100% 100% 100% 100%

AXA

Globex Holding Société AXA Group Oudinot AXA Lor

AXA China Technology AXA Asia (d)

International Vendôme 3 Beaujon Solutions (c) Participations Suduiraut Patrimoine

Services (b)

99.98% 99.92%

AXA America

Vamopar Holdings Inc. AXA Œuvres 100%

(USA) d’Art

GIE AXA

Holmupar 100%

GIE AXA Trésorerie

Europe GIE AXA Université

(a) AXA China Region Limited, registered in Hong Kong, holds 49%.

(b) See also AXA Technology Services chart page 16.

(c) See also AXA Group Solutions chart page 8.

(d) New corporate name as of March 2, 2011 (formerly AXA Elysées).

France – Insurance companies

as of June 1st, 2011

AXA Assurances IARD

Mutuelle AXA

AXA Assurances Vie 100%

Mutuelle

99.9%

AXA France Assurance

FamilyProtect

99.92% 98.34% 98.75% 98.51% 99.9% 99.9% 52.46%

AXA France AXA Corporate Direct Assurance

1.42% AXA France Vie Juridica AVANSSUR AXA Banque (b) (c)

IARD Solutions Assurance (a) Vie

50% 91.2% 8.77% 47.54%

10% 99.99% 99.9% 99.9% 50%

Natio

AXA Caraïbes AXA Epargne AXA Private R2E-Retraite

Assurance AXA Assurcrédit Argovie

(Martinique) Entreprise (c) Management (c) Epargne Expertise

50% AVANSSUR AVANSSUR

40% 50% Maroc (branch) Poland (branch)

50%

BNP Paribas

Coface Novalis

Prévoyance

(a) See also AXA Corporate Solutions Assurance chart page 7.

(b) See also AXA Banque chart page 21.

(c) Bank and financial services companies.

France – Reinsurance companies (global lines)

as of June 1st, 2011

AXA

100% 100%

AXA Global Life AXA Global P&C

(France)(France)

100%

AXA Cessions Broker

France-Europe-US – Reinsurance companies

as of June 1st, 2011



AXA
Oudinot Participations (France)
99.9% (b)
AXA America Holding Co. (USA)
100%
AXA America Corporate Solutions, Inc. (USA)
100%
Coliseum Reinsurance Co. (a) (USA)
100%
Mosaic Insurance Company (a) (c) (USA)
100%
AXA Delaware LLC. (USA)
100%
AXA Insurance Co. (USA)
100%
AXA Corporate Solutions Life Reinsurance Co. (USA)
99.9%
AXA Liabilities Managers (France)
100%
AXA Liabilities Managers Inc. (USA)
100%
AXA LM Switzerland AG (Switzerland)
100%
AXA LM GP S.à.r.l. (Luxembourg)
AXA Liabilities Managers (UK branch)
100%
Helix UK Ltd (UK)
99.9%
COLISEE RE (France)
Colisee RE's Branches:
- Canada (a)
- Hong Kong (a)
99.9%
AXA LM Investments SCA (Luxembourg)
100%
Horchrhein Internationale Rückversicherung AG (Germany)
100%
AXA Re UK Trustees Ltd (UK)
21.1%
Portman Holdings UK Limited (UK)
78.9%
Portman Insurance Limited (a) (UK)

(a) In run off.
(b) 0.10% are held by AXA.
(c) New corporate name (formerly AXA Re Property & Casualty Insurance).

# Germany - AXA Konzern AG
as of June 1st, 2011



AXA
100%
Vinci BV
9.27%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
25.63%
39.73%
34.64%
23.02%
AXA Konzern AG
100% indirectly
WinCom Versicherungs-Holding AG (1)
100%
81.99% (c)
100%
75%
100%
100%
100%
43.67%
56.33%
AXA ART Versicherung AG
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Bank AG
Pro bAV Pensionskasse AG
AXA Krankenversicherung AG (a)
41.1%
Roland Rechtsschutz-Versicherungs-AG (b)

(a) Health insurance.
(b) Assistance and legal expenses insurance.
(c) WinCom Versicherungs-Holding AG also holds 18.01% of the share capital.

(1) See also Germany – WinCom Versicherungs-Holding AG chart page 27.

# Germany - WinCom Versicherungs-Holding AG

as of June 1st, 2011


AXA Assurances Vie Mutuelle
AXA
AXA Konzern AG
100%
5.1%
AXA Beteiligungs-Gesellschaft mbH (Köln)
100%
DBV-Winterthur Holding AG & Co. Beteiligungsgesellschaft KG
94.60%
WinCom Versicherungs-Holding AG
94.9%
100%
100%
5.1%
DBV Deutsche Beamtenversicherung Lebensversicherung AG (Wiesbaden)
DBV Deutsche Beamtenversicherung AG (Wiesbaden)
RWSt Lebensversicherung AG
100%
winsecura Pensionskasse AG

Germany - ART insurance companies

as of June 1st, 2011


AXA
AXA Konzern AG (Germany)
100%
AXA ART Versicherung AG (Cologne)
AXA ART Versicherung AG (Paris)
AXA ART Versicherung AG (Breda)
AXA ART Versicherung AG (Brussels)
AXA Art Versicherung AG (Luxembourg)
AXA Art Assicurazioni (Milan)
AXA Art Seguros & Reaseguros SA (Madrid)
100%
100%
100%
AXA Art Insurance Ltd (London)
AXA Art Versicherung AG (Zürich)
AXA Art Holdings Inc. (New York)
100%
AXA Art Services Ltd. (London)
100%
100%
Fine Art Service International Inc. (New York)
AXA Art Insurance Corporation (New York)

# Hungary
as of June 1st, 2011



AXA
Société Beaujon
(France)
AXA Holdings Belgium
(Belgium)
AXA Bank Europe
(Belgium)
100%
100%
AXA Biztosító Zrt.
AXA Bank Europe SA
Magyarországi Fióktelepe
AXA Szolgáltató Kft.
100%
100%
49%
AXA Személyes Pénzügyek
Tanácsadó Kft.
AXA Magyarország
Befektetési Alapkezelő Zrt.
Money & More Tanácsadó Zrt. (a)

(a) 51% held by Royal Holding Limites S.à.r.l.

India

as of June 1st, 2011

AXA

100% AXA Investment Managers Société Beaujon

SA (France)(France)

55%

100%

National Mutual International AXA Investment Managers Bharti

Pty Limited 45% Asia Holdings Private Limited India

(Australia)(Singapore)

Graywood Investments

Limited

50%(UK) 90%

50% Bharti Overseas Private Limited

(India)

10%

AXA India Holdings

(Mauritius) 10% 75% GIBA

minus 100 shares

45%

Bharti Enterprises Limited 75%

22.22%(India) minus100 shares 99.99% (a) 40% 37.78% 22.22%

45%

Bharti AXA Life First American Bharti AXA Bharti AXA Trustee Bharti AXA

Insurance Company 37.78% Securities Private AXA Business

Investment Managers Services Private General Insurance

Limited Limited Services

(India)(India) Private Limited (India) Limited (India)(India)

40%

Bharti Ventures Limited 25% plus 100 shares

(India) 25% plus 100 shares

(a) 0.01% held by GRE Nominee shareholdings Ltd.

Indonesia

as of June 1st, 2011

AXA

100%

National Mutual International

Pty Limited

(Australia)

PT Bank Mandiri

PT Arya Mitra(Persero) Tbk.

80% 80%

14% 51% 49% 99% (a) 100% 100%

P.T. Asuransi AXA P.T. AXA Life PT AXA Mandiri PT AXA Services Wealth Management AXA Financial Services

Indonesia Indonesia Financial Services Indonesia Mauritius Holdings Ltd(Singapore) Pte Ltd.

(Mauritius)(Singapore)

99.99% (b) 1.28%

PT Kotak Biru PT Indonesia 98.71%

20% Konsultama Emas Perkasa(b)

12.96% 87.04%

PT Kotak Biru

Investama

6.91%

PT AXA Financial

Indonesia 93.09%

PT AXA Asset

90% Management 10%

(a) 1% held by Detura Limited (Bristish Virgin Island). Indonesia

(b) 0.01% held by National Mutual International.

Ireland

as of June 1st, 2011

AXA

AXA UK Plc AXA Mediterranean Holding S.A.

(UK)(Spain)

Guardian Royal Exchange Plc

(UK)

AXA MPS Assicurazioni Vita S.p.A.

(Italy)

100% 100% AXA Insurance plc

(UK)

100%

100%

AXA Global Distributors AXA Holdings Ireland

AXA Life Europe AXA MPS Financial Ltd

(Ireland) Limited Limited

100%

AXA Ireland Limited

100% 49% (a) 100% 100% 100%

AXA Life Europe

German Branch

AXA Ireland AXA Assistance AXA Insurance AXA Group AXA Financial

Pension Trustees Ireland Limited Limited Services Limited Limited

Limited

AXA Life Europe

Portuguese

Branch

(a) 51% by AXA Assistance Limited

Italy

as of June 1st, 2011

AXA

Banca Monte dei Paschi di

98.24% (a) Siena

(Italy)

AXA France AXA Mediterranean Holding MPS Investements SpA

Assurance AXA Italia S.p.A. S.A.(Italy)

(France)(Spain)

98.11% (b)

AXA France Vie

(France) AXA MPS

50% Assicurazioni Danni 50%

S.p.A.

AXA Assicurazioni S.p.A.

AXA MPS

AXA France Vie 50% Assicurazioni Vita 50%

Italy Branch S.p.A.

49.43% 100% 100% 99% 100% 100% 100%

Centurion

Porta Romana Distribuzione AXA Interlife Quadrifoglio Vita AXA MPS

Immobiliare QUIXA S.p.A.

Immobiliare S.r.l Previdenza S.r.l. S.p.A. S.p.A. Financial Limited

S.p.A.

50.57% 1%

(a) AXA France Vie holds 1.76% of the paid-up capital.

(b) AXA France Vie ltaly Branch also holds 1.88% of the paid-up capital.

Japan

as of June 1st, 2011

AXA

AXA Versicherungen AG

(Switzerland)

78.67%

AXA Japan Holding Co., AXA Leben AG

20.01%

Ltd(Switzerland)

100% 100% 100% 97.25 (a)

AXA Life Insurance AXA General AXA Collection NEXTIA Life

Co., Ltd Insurance Co., Ltd Services Co. Ltd. Insurance Co., Ltd

(a) 2.75% held by Softbank Corp.

Latin America

as of June 1st, 2011

AXA

AXA Mediterranean Holding, S.A.

(Spain)

100%

99.94%

AXA Seguros, S.A. de CV (a) Voltaire Participaçoes

(Mexico)(Brazil)

99.99% 99.99% 50% 99% (b)

Servicios Immobiliarios Proyectos y Servicios

AXA Salud, S.A. de Inversiones Corporativas

la Comercial, S.A. de 25% de Fuerzas en Venta,

C.V. Automotrices, S.A. de C.V.

C.V. S.A. de C.V.

98% (c) 98% (c) 98% (c) 50% 50%

Administradora de Consultoria y Asesoria en

Promotora y

Recursos Humanos y Servicios Corporativos y

Administradora de Fundación AXA, A.C.

Administrativos, S.A. de de Administración, S.A.

Fuerza Azul, S.A. de C.V.

C.V. de C.V.

8.33%

8.33% 66.66% 50% 50%

AXA Caja de Empleados, 8.33% Universidad AXA, A.C.(a) 0.06% held by minority shareholders.

S.C.(b) 1% held by Administradora de Recurso Humanos y Administrativos, S.A. de C.V.

(c) 2% held Inversiones Corporativas Automotrices, S.A. de C.V.

8.33%

Luxembourg

as of June 1st, 2011

AXA

AXA Holdings Belgium

(Belgium)

Vinci B.V.

99.99%(Netherlands)

AXA Luxembourg SA

100%

100%

99.99% 99.99% 99.95%

Finance Solutions AXA Assurances AXA Assurances Matignon Finance

CONTERE

S.àr.l. (“Finso”) Luxembourg Vie Luxembourg S.A.

100% 75% 25%

Interlux Immochapelle

Malaysia – The Philippines

as of June 1st, 2011

AXA

First Metro Investment Corporation

(Philippines)

100%

GT Capital Holdings, Inc.

28.2%(Philippines)

National Mutual International Pty 45% (b)

Limited

(Australia) 25.3%

Philippine AXA Life

Insurance Corporation

(Philippines)

42.4% 49%

AXA-AFFIN General AXA AFFIN Life Insurance

Insurance Berhad Berhad

(Malaysia)(Malaysia)

100%

33.6% (a) 51%

BHI Insurance AFFIN Holdings Berhad

(Malaysia)

(a) Felda holds 16% and minorities.hold 8% of the paid-up capital.

(b) 1.5% held by other shareholders.

Middle East

as of June 1st, 2011

AXA

AXA Mediterranean Holding, S.A.

(Spain)

Groupe SLF 100%

95% (a)

49%

49%

18%

AXA Middle East

SAL 2% AXA Holding SAL AXA Gulf Holding W.L.L. (b)

Lebanon Lebanon(Bahrain)

50% 50%

AXA Insurance (Gulf) AXA Insurance (Saudi AXA Cooperative Insurance

B.S.C.(c) Arabia) B.S.C.(c) 32% Company (e)

(Bahrain)(Bahrain)

50% 50%

99% (d)

YBA Kanoo Group

ASC F.Z. L.L.C.

(a) 5% held by Société Beaujon (France).

(b) New corporate name (formerly AXA Insurance EC).

(d) 1% held by AXA Insurance (Saudi Arabia) B.S.C.(c).

(e) 40% held by public shareholding and 10% by other Saudi minority shareholders.

Morocco

as of June 1st, 2011

AXA

AXA France Assurance

(France)

100%

AXA France IARD AXA France Vie AVANSSUR AXA Holding Maroc

(France)(France)(France)

100%

AXA France IARD AXA France Vie AVANSSUR AXA Assurance Maroc

(branch)(branch)(branch)

99.9% 100% 94.11% 87.15% 99.67% 50% 49%

Sté Gestion et RECAB / Epargne

Assia ACRED (a) Force 2 ONA Courtage

Surveillance Somafic (a) Croissance

(a) Consumer finance company.

# Poland
as of June 1st, 2011


AXA
AXA France Assurance (France)
Avanssur (France)
Société Beaujon (France)
9.76%
90.24%
100%
100%
Avansur S.A. Oddzial w Polsce. (branch) (NL-cars)
AXA Życie Towarzystwo Ubezpieczeń S.A. (life)
AXA Powszechne Towarzystwo Emerytalne S.A. (Pensions)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A. (non life)
100%
100%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
AXA Polska S.A.

Portugal
as of June 1st, 2011


AXA
AXA Mediterranean Holding S.A. (Spain)
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
AXA France Vie (France)
100%
83.02%
9.07%
5.37%
87.63%
2.27%
7.46%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
AXA Portugal Companhia de Seguros de Vida SA
100%
AXA ITMED Unipessoal, Lda (b)
AXA Mediterranean Servicies, AEIE (Portuguese branch)
AXA Mediterranean Systems, AEIE (Portuguese branch)
AXA Centro de Serviço a Clientes, ACE

(a) Less than 0.5% of the shares are still owned by the public.

Romania

as of June 1st, 2011

AXA

Société Beaujon

(France)

99.9%

AXA Life Insurance SA

Singapore—Taiwan

as of June 1st, 2011

AXA

100%

National Mutual

International Pty Limited

(Australia)

100% 100% 100% 100%

AXA Financial Services ipac financial planning AXA Insurance Singapore AXA Asia

(Singapore) Pte Ltd Taiwan limited Pte Ltd Regional Centre Pte Ltd

(Singapore)(Taiwan)(Singapore)(Singapore)

100% 100% 100%

ipac financial planning AXA Wealth AXA Life Insurance

Singapore private limited Management Singapore Singapore Private Ltd

Pte. Ltd.

(Singapore)(Singapore)(Singapore)

(a) Into run-off.

# Slovakia

as of June 1st, 2011



AXA
AXA pojišťovna a.s.
(Czech Republic)
AXA životní pojišťovna a.s.
(Czech Republic)
AXA Holdings Belgium
(Belgium)
AXA investiční
společnos a.s.
(Czech Republic)
AXA Bank Europe
(Belgium)
100%
100%
100%
100%
AXA pojišťovna a.s., pobočka poisťovne z iného členského štátu
AXA investiční společnost a.s., organizačná zložka Slovensko
AXA Services, s.r.o.
EX-SR a.s. v likvidácii (a)
AXA d.s.s., a.s.
AXA d.d.s., a.s.
AXA Bank Europe, pobočka zahraničnej banky
AXA životní pojišťovna a.s., pobočka poisťovne z iného členského štátu

(a) New corporate name as of January 13, 2011 (formerly AXA Slovenská republika, a.s.)

South Korea

as of June 1st, 2011

AXA

94.13%

AXA General Insurance

Spain

as of June 1st, 2011


AXA
100%
AXA Mediterraenan Holding, S.A.U
99.99% (c)
Hilo Direct, Seguros y Reaseguros S.A.
100%
AXA MEDLA IT & Local Support Services, S.A.
100%
AXA Regional Services, S.A.
99.89% (b)
AXA Seguros Generales, S.A. de Seguros y Reaseguros
100%
AXA Pensiones, S.A. E.G.F.P.
100%
AXA Tigris, S.A.
99.80% (d)
AXA Vida, S.A. de Seguros y Reaseguros
100%
Asesores Hilo Direct Agencia de Seguros S.A.
50% (e)
Web-Insurance Partners, S.L.
51%
AXA MBASK (g) (Azerbajian)
100%
AXA Exclusiv, Seguros e Inversiones, Agencia de Seguros S.A. (f)
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L.
100%
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
66.66%
33.33%
Fundacion AXA
98.51% (a)
AXA Aurora Vida, S.A. de Seguros y Reaseguros
100%
AXA Ibercapital Agencia de Valores, S.A.

(a) Minority shareholders hold 1.45% and minority shareholders hold 0.04% of the paid-up capital of this company.
(b) Minority shareholders hold 0.11% of the paid-up capital of this company.
(c) AXA Seguros Generales S.A. de Seguros y Reaseguros, holds 0.01% of the paid-up capital of this company.
(d) Minority shareholders hold 0.19% of the paid-up capital of this company.
(e) AXA Group Solutions (France) holds 50% of the paid-up capital.
(f) New corporate name as of January 27, 2011 (formerly AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.).
(g) Mr. Garibov holds 49% of the paid-up capital.

Sub – Saharian Africa

as of June 1st, 2011

AXA

51.53% 78.64% 99.9% 86.49%

AXA Sénégal (a) AXA Côte d’Ivoire (b) AXA Cameroun (c) AXA Gabon (d)

14.78% 2.55%

(Senegal)(Ivory Coast)(Cameroon)(Gabon)

4.33%

(a) New corporate name as of July 2011 (formerly AXA Assurances Sénégal).

(b) New corporate name as of July 2011 (formerly AXA Assurances Côte d’Ivoire).

(c) New corporate name as of July 2011 (formerly AXA Assurances Cameroun).

(d) New corporate name as of July 2011 (formerly AXA Assurances Gabon).

Switzerland

as of June 1st, 2011

AXA

100%

AXA Versicherungen AG

100% 66.67%

AXA Leben AG AXA-ARAG

Rechtsschutz AG

Thailand

as of June 1st, 2011

AXA

100%

National Mutual International

Pty Limited

(Australia)

TISCO UOB

25% (b)

48.80%

10% 24.99% 22.06%

Krungthai-AXA Life Krung Thai Bank

AXA Insurance Public Public Company

37.43% ASM Holdings Limited Insurance Company 50%

Co. Ltd (a) Limited

Limited(Thailand)

(a) 1.38% held by VILAILUCK INTER, 0.83% by THAI-DAN ENTREPRISES and 3.31% by other minorities.

(b) 25% are held by other shareholders.

Turkey

as of June 1st, 2011

AXA

AXA Mediterranean Holding

(Spain)

50%

AXA Holding A.S. 50%

T.C. Ziraat

Bankasi

19.65%

100% 72.55%

7.55 TPAOPV (b)

AXA Hayat ve Emeklilik A.S. (a) AXA Sigorta A.S.

(L&S / PPP)(non life) 0.25% Others

(a) New corporate name (formerly AXA Hayat Sigorta A.S.).

(b) Turkisch Petroleum Corporation Personnel Foundation.

Ukraine

as	of June 1st, 2011
AXA
50.29%	(a) 50% (a)
AXA	Insurance AXA Ukraine
(a)	Directly and indirectly.

UK – AXA UK Pic

as	of June 1st, 2011
99.9%	AXA
AXA	Equity & Law Plc
53.1%
46.9%	AXA UK PLC
100%	100% 100% 100% 100% 100%
Guardian	Royal Architas Advisory Architas Multi- AXA Sun Direct
Bluefin	Group Limited GBI (Holdings) Limited Exchange PLC Services Limited Manager Limited limited
100%	100% 100% 100% 100%
100%	100% 100%
Bluefin	Insurance Swiftcover Insurance AXA Insurance AXA Services
Group	Limited SBJ Group Limited Services Limited Plc Limited Winterthur UK
AXA	Sun Life AXA Portfolio Financial Services
Corporation	Plc Services Limited Group Limited
100%	100% 100% 100%
100%	100%
AXA	Holdings AXA PPP
Bluefin	Advisory AXA Insurance
Ireland	Limited Healthcare Winterthur
Services	Limited UK PLC Winterthur Life
(Ireland)	(1) Group PLC AXA Wealth Financial
100%	UK Holdings
Services	Limited Services UK
Limited	Holdings Limited
100%
100%	100%
AXA	PPP AXA Wealth
Healthcare	100%
Limited	Winterthur
Limited	Winterthur Life Trustee Services
UK	Limited Limited
(1)	See also Ireland Chart page 32.

USA – AXA Financial, Inc.

as of June 1st, 2011

AXA

100%

AXA Financial Inc.

100%

AXA Equitable Financial Services,

LLC

100% 100% 100% 100% 100%

8.8 (a)

AXA Equitable Life AXA Equitable Life and AXA Distribution AXA Financial MONY Life Insurance

Insurance Company Annuity Company Holding Corporation(Bermuda) Ltd Company

35.50 (b) 100% 100% 100% 100% 100% 100% 100% 100%

AXA Equitable MONY Life

AllianceBernstein AXA Distributors Funds PlanConnect, AXA Network, AXA Advisors, MONY Financial Insurance U.S. Financial

L.P. LLC Management LLC LLC LLC Services, Inc. Company of Life Insurance

Group, LLC America Company

100% 100%

MONY Securities MONY

(a) 5.44% of which is indirectly held through AXA Financial (Bermuda) Ltd. and 3.36% of which is indirectly held through MONY Life. Corporation Brokerage, Inc.

(b) Directly and indirectly.